Exhibit 26(r): Powers of Attorney

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As President of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906	811-09665

ING Insurance Company of America:
As President of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-59749	33-63657	333-49581
33-62481	33-80750	333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582
ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.
Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-104540
002-53950	333-52358	333-115515
002-69327	333-61879	333-114338
002-76642	333-75938	333-117617
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935
811-08965
hereby ratifying and confirming on this 7th day of April, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Brian D. Comer
Brian D. Comer

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-104540
002-53950	333-52358	333-115515
002-69327	333-61879	333-114338
002-76642	333-75938	333-117617
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this _31st day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ R. Michael Conley
R. Michael Conley

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906	811-09665

ING Insurance Company of America:
As Director of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-59749	33-63657	333-49581
33-62481	33-80750	333-87131
Registration Statements filed under the Investment Company Act of 1940:
811-08582

ING USA Annuity and Life Insurance Company:
As Director of ING USA Annuity and Life Insurance Company I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-23351	333-33914	333-66757	333-104547
33-34827	333-33924	333-70600	333-104548
33-59261	333-35592	333-70602	333-111686
333-28679	333-57212	333-90516	333-116137
333-28755	333-57218	333-101481	333-117260
333-28769	333-63692	333-104539	333-118851
333-30180	333-63694	333-104546
Registration Statements filed under the Investment Company Act of 1940:
811-05626	811-8524

ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-66542	033-69892	333-100207
002-75185	333-18517	333-100208
002-95392	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636
033-65870	333-92000
Registration Statements filed under the Investment Company Act of 1940:
811-04208	811-03341	811-9002	811-08224	811-02997

Security Life of Denver Insurance Company:
As Director of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-74190	333-50278	333-119440
33-78444	333-72753	333-119437
33-88148	333-73464	333-119438
333-34402	333-90577	333-119439
333-34404	333-117329	333-120889
Registration Statements filed under the Investment Company Act of 1940:
811-08292	811-08196	811-108976	811-09106

hereby ratifying and confirming on this _30th day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Jacques de Vaucleroy
Jacques de Vaucleroy

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING USA Annuity and Life Insurance Company:
As President of ING USA Annuity and Life Insurance Company I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-23351	333-33914	333-66757	333-104547
33-34827	333-33924	333-70600	333-104548
33-59261	333-35592	333-70602	333-111686
333-28679	333-57212	333-90516	333-116137
333-28755	333-57218	333-101481	333-117260
333-28769	333-63692	333-104539	333-118851
333-30180	333-63694	333-104546
Registration Statements filed under the Investment Company Act of 1940:
811-05626	811-08524
hereby ratifying and confirming on this 30th day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Harry N. Stout
Harry N. Stout

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Chief Accounting Officer of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297
Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906	811-09665

ING Insurance Company of America:
As Chief Accounting Officer of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-59749	33-63657	333-49581
33-62481	33-80750	333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA Annuity and Life Insurance Company:
As Chief Accounting Officer of ING USA Annuity and Life Insurance Company I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-23351	333-33914	333-66757	333-104547
33-34827	333-33924	333-70600	333-104548
33-59261	333-35592	333-70602	333-111686
333-28679	333-57212	333-90516	333-116137
333-28755	333-57218	333-101481	333-117260
333-28769	333-63692	333-104539	333-118851
333-30180	333-63694	333-104546
Registration Statements filed under the Investment Company Act of 1940:
811-05626	811-8524
ReliaStar Life Insurance Company:
As Chief Accounting Officer of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-66542	033-69892	333-100207
002-75185	333-18517	333-100208
002-95392	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636
033-65870	333-92000
Registration Statements filed under the Investment Company Act of 1940:
811-04208	811-03341	811-9002	811-08224	811-02997
ReliaStar Life Insurance Company of New York:
As Chief Accounting Officer of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-104540
002-53950	333-52358	333-115515
002-69327	333-61879	333-114338
002-76642	333-75938	333-117617
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

Security Life of Denver Insurance Company:
As Chief Accounting Officer of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-50278	333-119440
33-78444	333-72753	333-119437
33-88148	333-73464	333-119438
333-34402	333-90577	333-119439
333-34404	333-117329	333-120889
Registration Statements filed under the Investment Company Act of 1940:
811-08292	811-08196	811-08976	811-09106
hereby ratifying and confirming on this 30th day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Roger W. Fisher
Roger W. Fisher

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director, President and Chief Executive Officer of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-104540
002-53950	333-52358	333-115515
002-69327	333-61879	333-114338
002-76642	333-75938	333-117617
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this 30th day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ James R. Gelder
James R. Gelder

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-104540
002-53950	333-52358	333-115515
002-69327	333-61879	333-114338
002-76642	333-75938	333-117617
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
hereby ratifying and confirming on this 24th day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Ulric Haynes, Jr.
Ulric Haynes, Jr.

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-104540
002-53950	333-52358	333-115515
002-69327	333-61879	333-114338
002-76642	333-75938	333-117617
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
hereby ratifying and confirming on this 24th of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Audrey R. Kavanagh
Audrey R. Kavanagh

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

002-53949	333-47527	333-104540
002-53950	333-52358	333-115515
002-69327	333-61879	333-114338
002-76642	333-75938	333-117617
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
hereby ratifying and confirming on this __31st day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ James F. Lille
James F. Lille

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-104540
002-53950	333-52358	333-115515
002-69327	333-61879	333-114338
002-76642	333-75938	333-117617
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
hereby ratifying and confirming on this _31st day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Gregory McGreevey
Gregory McGreevey

POWER OF ATTORNEY

Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906	811-09665

ING Insurance Company of America:
As Director of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-59749	33-63657	333-49581
33-62481	33-80750	333-87131
Registration Statements filed under the Investment Company Act of 1940:
811-08582
ING USA Annuity and Life Insurance Company:
As Director of ING USA Annuity and Life Insurance Company I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.
Registration Statements filed under the Securities Act of 1933:
33-23351	333-33914	333-66757	333-104547
33-34827	333-33924	333-70600	333-104548
33-59261	333-35592	333-70602	333-111686
333-28679	333-57212	333-90516	333-116137
333-28755	333-57218	333-101481	333-117260
333-28769	333-63692	333-104539	333-118851
333-30180	333-63694	333-104546
Registration Statements filed under the Investment Company Act of 1940:
811-05626	811-8524
ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-66542	033-69892	333-100207
002-75185	333-18517	333-100208
002-95392	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636
033-65870	333-92000
Registration Statements filed under the Investment Company Act of 1940:
811-04208	811-03341	811-9002	811-08224	811-02997

Security Life of Denver Insurance Company:
As Director of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-50278	333-119440
33-78444	333-72753	333-119437
33-88148	333-73464	333-119438
333-34402	333-90577	333-119439
333-34404	333-117329	333-120889
Registration Statements filed under the Investment Company Act of 1940:
811-08292	811-08196	811-08976	811-09106
hereby ratifying and confirming on this 30th day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Thomas J. McInerney
Thomas J. McInerney

POWER OF ATTORNEY

Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906	811-09665

ING Insurance Company of America:
As Director of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-59749	33-63657	333-49581
33-62481	33-80750	333-87131
Registration Statements filed under the Investment Company Act of 1940:
811-08582

ING USA Annuity and Life Insurance Company:
As Director of ING USA Annuity and Life Insurance Company I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-23351	333-33914	333-66757	333-104547
33-34827	333-33924	333-70600	333-104548
33-59261	333-35592	333-70602	333-111686
333-28679	333-57212	333-90516	333-116137
333-28755	333-57218	333-101481	333-117260
333-28769	333-63692	333-104539	333-118851
333-30180	333-63694	333-104546
Registration Statements filed under the Investment Company Act of 1940:
811-05626	811-8524

ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-66542	033-69892	333-100207
002-75185	333-18517	333-100208
002-95392	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636
033-65870	333-92000
Registration Statements filed under the Investment Company Act of 1940:
811-04208	811-03341	811-9002	811-08224	811-02997

Security Life of Denver Insurance Company:
As Director of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-50278	333-119440
33-78444	333-72753	333-119437
33-88148	333-73464	333-119438
333-34402	333-90577	333-119439
333-34404	333-117329	333-120889
Registration Statements filed under the Investment Company Act of 1940:
811-08292	811-08196	811-108976	811-09106
hereby ratifying and confirming on this 7th day of April, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Kathleen A. Murphy
Kathleen A. Murphy

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-104540
002-53950	333-52358	333-115515
002-69327	333-61879	333-114338
002-76642	333-75938	333-117617
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
hereby ratifying and confirming on this 28th day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Stephen J. Preston
Stephen J. Preston

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297

Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906	811-09665

ING Insurance Company of America:
As Director of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-59749	33-63657	333-49581
33-62481	33-80750	333-87131
Registration Statements filed under the Investment Company Act of 1940:
811-08582

ING USA Annuity and Life Insurance Company:
As Director of ING USA Annuity and Life Insurance Company I hereby appoint J. Neil McMurdie, Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-23351	333-33914	333-66757	333-104547
33-34827	333-33924	333-70600	333-104548
33-59261	333-35592	333-70602	333-111686
333-28679	333-57212	333-90516	333-116137
333-28755	333-57218	333-101481	333-117260
333-28769	333-63692	333-104539	333-118851
333-30180	333-63694	333-104546
Registration Statements filed under the Investment Company Act of 1940:
811-05626	811-8524
ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-66542	033-69892	333-100207
002-75185	333-18517	333-100208
002-95392	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636
033-65870	333-92000
Registration Statements filed under the Investment Company Act of 1940:
811-04208	811-03341	811-9002	811-08224	811-02997

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-104540
002-53950	333-52358	333-115515
002-69327	333-61879	333-114338
002-76642	333-75938	333-117617
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
Security Life of Denver Insurance Company:
As Director of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190	333-50278	333-119440
33-78444	333-72753	333-119437
33-88148	333-73464	333-119438
333-34402	333-90577	333-119439
333-34404	333-117329	333-120889
Registration Statements filed under the Investment Company Act of 1940:
811-08292	811-08196	811-08976	811-09106
hereby ratifying and confirming on this _31st day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Catherine H. Smith
Catherine H. Smith

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-104540
002-53950	333-52358	333-115515
002-69327	333-61879	333-114338
002-76642	333-75938	333-117617
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
Security Life of Denver Insurance Company:
As President of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-74190	333-50278	333-119440
33-78444	333-72753	333-119437
33-88148	333-73464	333-119438
333-34402	333-90577	333-119439
333-34404	333-117329	333-120889
Registration Statements filed under the Investment Company Act of 1940:
811-08292	811-08196	811-108976	811-09106
hereby ratifying and confirming on this _7th day of April, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Mark A. Tullis
Mark A. Tullis

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-104540
002-53950	333-52358	333-115515
002-69327	333-61879	333-114338
002-76642	333-75938	333-117617
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this 25th day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Charles B. Updike
Charles B. Updike

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-104540
002-53950	333-52358	333-115515
002-69327	333-61879	333-114338
002-76642	333-75938	333-117617
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965
hereby ratifying and confirming on this 25th day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Ross M. Weale
Ross M. Weale

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director and Chief Financial Officer of ING Life Insurance and Annuity Company I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
2-52448	33-75972	33-76026	333-60016
2-52449	33-75974	33-79118	333-69574
33-02339	33-75976	33-79122	333-72079
33-34370	33-75978	33-81216	333-86276
33-42555	33-75980	33-87642	333-86278
33-60477	33-75982	33-87932	333-87305
33-61897	33-75984	33-88720	333-89953
33-62473	33-75986	33-88722	333-101761
33-64277	33-75988	33-88724	333-104456
33-75248	33-75990	33-89858	333-105479
33-75954	33-75992	33-91846	333-109622
33-75956	33-75994	333-01107	333-109860
33-75958	33-75996	333-09515
33-75960	33-75998	333-15817
33-75962	33-76000	333-27337
33-75964	33-76002	333-37448
33-75966	33-76004	333-49176
33-75968	33-76018	333-49495
33-75970	33-76024	333-56297
Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906	811-09665

ING Insurance Company of America:
As Director and Chief Financial Officer of ING Insurance Company of America I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-59749	33-63657	333-49581
33-62481	33-80750	333-87131
Registration Statements filed under the Investment Company Act of 1940:
811-08582

ING USA Annuity and Life Insurance Company:
As Director and Chief Financial Officer of ING USA Annuity and Life Insurance Company I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-23351	333-33914	333-66757	333-104547
33-34827	333-33924	333-70600	333-104548
33-59261	333-35592	333-70602	333-111686
333-28679	333-57212	333-90516	333-116137
333-28755	333-57218	333-101481	333-117260
333-28769	333-63692	333-104539	333-118851
333-30180	333-63694	333-104546
Registration Statements filed under the Investment Company Act of 1940:
811-05626	811-8524

ReliaStar Life Insurance Company:
As Director and Chief Financial Officer of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-69892	333-100207
002-75185	333-18517	333-100208
002-95392	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636
033-65870	333-92000
Registration Statements filed under the Investment Company Act of 1940:
811-04208	811-03341	811-9002	811-08224	811-02997

ReliaStar Life Insurance Company of New York:
As Director and Chief Financial Officer of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-53949	333-47527	333-104540
002-53950	333-52358	333-115515
002-69327	333-61879	333-114338
002-76642	333-75938	333-117617
033-11489	333-85326
333-19123	333-85618
Registration Statements filed under the Investment Company Act of 1940:
811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

Security Life of Denver Insurance Company:
As Director and Chief Financial Officer of Security Life of Denver Insurance Company I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
33-74190	333-50278	333-119440
33-78444	333-72753	333-119437
33-88148	333-73464	333-119438
333-34402	333-90577	333-119439
333-34404	333-117329	333-120889
Registration Statements filed under the Investment Company Act of 1940:
811-08292	811-08196	811-08976	811-09106
hereby ratifying and confirming on this 31st day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ David A. Wheat
David A. Wheat

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company:
As President of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:
002-66542	033-69892	333-100207
002-75185	333-18517	333-100208
002-95392	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636
033-65870	333-92000
Registration Statements filed under the Investment Company Act of 1940:
811-04208	811-03341	811-9002	811-08224	811-02997
hereby ratifying and confirming on this 30th day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.
Signature
/s/ Donald W. Britton
Donald W Britton